Exhibit 99.2

Investor Presentation January 8, 2018 Mercer Crossing – Dallas, TX Factory at Garco – North Charleston, SC Pointe at Lenox Park – Atlanta, GA

Certain information contained in this presentation, together with other statements and information publicly disseminated by BRT Apartments Corp . (the “Company”), constitute forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities and Exchange Act of 1934 , as amended . These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made . We intend such forward - looking statements to be covered by the safe harbor provision for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions . Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward - looking statements appear in the Company’s Annual Report on Form 10 - K for the year ended September 30 , 2017 and the Quarterly Reports on Form 10 - Q filed with the SEC thereafter, and in particular the sections of such document entitled “Item 1 A . Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” . You should not rely on forward - looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above . We undertake no obligation to publicly update or revise any forward - looking statements included in this presentation, whether as a result of new information, future events or otherwise . Safe Harbor Our fiscal year begins on October 1st and ends on September 30th. Unless otherwise indicated or the context otherwise require s, all references to a year (e.g., 2017), refer to the applicable fiscal year ended September 30th.

BRT Apartments is an owner and operator of Class B value - add and select Class A multi - family assets primarily in superior Sun Belt locations. The Company uses its expert structuring capabilities to maximize return for its stockholders while mitigating risk. Parkway Grande – San Marcos, TX Verandas at Alamo Ranch – San Antonio, TX Vanguard Heights – Creve Coeur, MO 3

Investments Highlights PAGE 4 Differentiated Strategy ▪ Focused on growth markets, targeting assets where we can create value using repositioning and renovation programs ▪ Extensive JV network mitigating risk and expanding our ability to grow into ideal markets ▪ Purchase price between $20 million and $100 million with an equity contribution of $2 million and $20 million Stable Portfolio and Robust Pipeline ▪ Primarily acquire properties with 90+% occupancy ▪ Strong deal flow from existing network of partners and brokers Strong Growth Opportunity ▪ Target assets in the Sun Belt in areas that have high job growth and relatively low cost of living Proven Management with Close Alignment of Interests between Management and Stockholders ▪ Management and affiliates owns 44.9% of the Company’s total equity ▪ Internalized Management ▪ Attractive annual dividend yield of 5.9% 1 | [1] As of 1/5/2018

Capitalizing on Favorable Multi - family Trends PAGE 5 Net Migration from Snow Belt to Sun Belt ▪ Multi - family apartments have seen tremendous growth in recent years due to high demand, driven partially by millennial’s preference to rent rather than to buy ▪ Buying opportunities in Sun Belt markets where cap rates are still attractive with positive net migration in the millennial age group moving into the area ▪ Middle class renters drive demand in our markets, who are more likely to rent Class B apartments ▪ We believe we can buy select Class A and Class B apartments that offer attractive yields and growth | Source: Brookings Institution

Proven Senior Management Team More than 30 Years experience in Multi - family PAGE 6 Ryan W. Baltimore, Vice President Vice President Corporate Strategy and Portfolio Management Mitchell K. Gould, Executive Vice President Executive Vice President Acquisitions and Asset Management Jeffrey A. Gould, President and CEO President and CEO since 2002 Senior Vice President and Member of the Board of Directors of One Liberty Properties, Inc. (NYSE: OLP) since 1999 Vice President of Georgetown Partners, Inc., managing general partner of Gould Investors L.P. since 1996 David W. Kalish, Senior Vice President, Finance Senior Vice President – Finance since 1990 Senior Vice President and CFO of One Liberty Properties Inc. since 1990 Senior Vice President and CFO of Georgetown Partners, managing general partner of Gould Investors L.P. since 1990 George E. Zweier , Chief Financial Officer Vice President and CFO

Decades of Demonstrated Success in Multi - family PAGE 7 1983 – 2012 2012 - PRESENT 2015 ▪ Announced internalization of management ▪ Acquired 4 properties with 1,506 units ▪ Sold 3 properties with 1,175 units ▪ Started development of 271 units in North Charleston, SC 2014 ▪ Fully exited lending and servicing business ▪ Acquired 13 properties with 4,174 units ▪ Started development of 350 units in Greenville, SC 2012 - 2013 ▪ Commenced multi - family investing strategy in 2012 and acquired 5 properties with 1,451 units ▪ In 2013, acquired 9 properties with 2,334 units 2016 ▪ Acquired 11 assets, totaling 3,336 units ▪ Sold 6 properties with 2,206 units ▪ Completed development of 350 units in Greenville, SC 2017 ▪ Acquired 7 assets, totaling 1,728 units ▪ Acquired a development property with anticipated 402 units ▪ Sold 7 properties with 1,580 units | Note: Some numbers reflect development/lease - up units Pre - 2012 ▪ Engaged in lending on commercial and mixed use properties ▪ Significant involvement in multi - family apartments and other real estate assets

Differentiated Strategy Creating Meaningful Value PAGE 8 Focus on Growth Markets ▪ Target assets with high NOI growth potential ▪ Create value through re - tenanting, repositioning, and value - add renovations ▪ Growth through active property management ▪ High barriers to entry; minimal new development; less institutional competition JV - Centric Strategy ▪ JV structure leverages local expertise of joint venture partner network ▪ Superior flexibility to grow or exit markets versus vertically - integrated REITs ▪ Significant access to buying opportunities from strong JV partner network ▪ Broad network of third party management companies and partner relationships ▪ Flexible acquisition and funding profile; focus on one - off opportunities where major institutional buyers are not active ▪ BRT’s niche is the less competitive, higher returning properties worth up to $100 million Proven Access to Investment Opportunities

Joint Venture Strategy Creating Value through Strong Operating Partnerships PAGE 9 Strong Deal Flow Flexibility ▪ Ability to enter and exit markets through a strong network ▪ High “hit - rate” and efficiencies on deals as we only review deals when under contract ▪ Have the ability to choose best - in - class third party management companies where the partners do not have a vertically integrated platform Value - Creation through Local Partners ▪ Local operators with expertise in specific markets provide value - added opportunities through extensive market knowledge ▪ Able to get “off - market” deals through the partners’ relationships with local brokers and owners ▪ Receive numerous opportunities from both existing partners and potential partners through a strong network built from the successful lending platform and equity partnerships in the past ▪ Have never advertised publicly but continue to see strong deal flow

Acquisition Approach and Strategy Harnessing Partner Network to Facilitate Capital Deployment PAGE 10 Actively involved in operations and asset management Strong local partner expertise accelerates site selection and enhances diligence process ILLUSTRATIVE VALUE ADD DEAL CAPITALIZATION Efficient underwriting: management primarily considers deals already under contract by JV Partner, resulting in a high “hit rate” Leverages relationship with JV partner to enhance quality of due diligence Working with partner maximizes ability to hone in on best locations for investment $2 million to $20 million equity investment Generally provide 65% to 80% of equity requirement, pari passu 60% – 70% LTV first mortgage financing Targeted 7% to 9% cash - on - cash yield day one Targeted 10% to 20% IRR Willing to take preferred / senior equity position to enhance returns and mitigate risk ACTIVE CAPITAL PARTNER CONSERVATIVE UNDERWRITING TYPICAL DEAL METRICS $60mm Transaction 67% Leverage Equity Breakdown 80% / 20% $72mm Value 56% Leverage Equity Breakdown 80% / 20% Before Value Add Program After Value Add Program Debt: $40mm BRT: $16mm JV Partner: $4mm Debt: $40mm BRT: $26mm JV Partner: $6mm

Focus on Growth Markets Strategically Concentrated in High Employment Markets PAGE 11 KEY PORTFOLIO FIGURES Average Monthly Rental Rate 3/4 $933 Average Property Age (Years) 2 22.3 Average Cost per Unit 4 $108,007 Geographically Diverse Portfolio [1] Primarily reflects amounts from properties included in the Company's other assets segment related to a commercial leasehold position in Yonkers, NY [2] As of 12/31/2017 [3] For year ended September 30,2017 [4 ] Includes, for the applicable period, stabilized properties. Newly constructed, lease - up, development and redevelopment properties, are deemed stabilized upon attainment of 90% physical occupancy Texas Florida Georgia Mississippi Alabama Missouri Tennessee South Carolina Virginia Ohio Indiana Other 1 STATE 10 3 4 2 3 4 2 3 1 1 1 - PROPERTIES 2 2,815 1,060 959 776 1,030 775 702 683 220 264 400 - UNITS 2 26.5% 14.9% 11.8% 9.5% 7.7% 7.6% 5.4% 5.2% 4.1% 2.7% 2.5% 2.1% % of NOI CONTRIBUTION 3 TOTAL 34 9,684 100%

Partnering with Private Owner/Operators Strong partnerships with national operators who manage/own 100,000+ units PAGE 12 | Note: Select group of BRT partners

Job Growth and Population Growth by Market 1 PAGE 13 | Source: Bureau of Labor Statistics (August 2017 Data), SNL [1] Select Southeast and Midwest Locations 15.6% 10.5% 16.8% 17.2% 20.4% 17.7% 11.6% 11.0% 10.0% 10.8% 10.1% 10.1% 9.6% 8.9% 7.9% 6.4% 3.9% 2.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Charleston, SC Houston, TX San Antonio, TX Dallas, TX Nashville, TN Atlanta, GA Columbia, SC United States Gateway Markets Employment Growth (2012-2017) Expected Population Growth (2017-2023)

PORTFOLIO OCCUPANCY 1/2 AVERAGE RENT PER UNIT 1 Upside in rents due to Strong Value - Add Program and Stable Occupancy PAGE 14 SAME STORE NOI GROWTH YOY 1 AVERAGE AGE OF PROPERTY (YEARS) 3 [1] As of September 30, 2017 [2] Average occupancy for BRT excludes properties that are not stabilized and Retreat at Cinco Ranch [3] As of 12/31/2017 - 1.2% - 0.6% 4.0% 5.2% 9.3% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% APTS BRG IRT BRT NXRT 93.8% 94.0% 94.0% 94.8% 94.9% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% BRT BRG NXRT IRT APTS $932 $933 $1,004 $1,214 $1,275 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 NXRT BRT IRT BRG APTS 6 8 12 22 30 0 5 10 15 20 25 30 35 APTS BRG IRT BRT NXRT

History of Value Creation Dispositions DISPOSITION DATE PROPERTY NAME LOCATION # OF UNITS BRT SHARE OF GAIN ON SALE IRR 1 TOTAL WEIGHTED AVERAGE 5,165 $71.0mm Water Vistas Palms on Westheimer Ivy Ridge Grove at Trinity Pointe Mountain Park Estates Courtney Station Madison at Schilling Farms Village Green Sundance Southridge Spring Valley Sandtown Vista Autum Brook Meadowbrook Parkside Ashwood Park Waverly Place Apartments Lawrenceville, GA Houston, TX Marietta, GA Cordova, TN Kennesaw, GA Pooler, GA Colloerville, TN Little Rock, AK Wichita, KS Greenville, SC Panama City, FL Atlanta, GA Hixson, TN Humble, TX Humble, TX Pasadena, TX Melborune , FL 170 798 207 464 450 300 324 172 496 3 5 0 160 350 156 260 160 144 204 $1.4mm $3.1mm $4.6mm $4.5mm $6.3mm $4.3mm $3.7mm $.4mm $5.4mm $9.2mm $3. 9 mm $4.7mm $.5mm $4. 6 mm $2. 8 mm $1. 7 mm $9.9mm 27.0% 14.8% 31.7% 21.2% 26.0% 13.0% 10.0% 10.0% 32.0% 27.0% 37.0% 40.2% - 5.1% 29.2% 29.0% 2 9.7% 32.5% PAGE 15 | Note: As of December 19, 2017 Source: SNL, Company Filings Feb - 15 Jul - 15 Jul - 15 Mar - 16 Mar - 16 Apr - 16 Jun - 16 Jun - 16 Sep - 16 Oct - 16 Oct - 16 Nov - 16 Nov - 16 Jul - 17 Jul - 17 Jul - 17 Dec - 17

Columbia, SC $60,697,000 $22,520,906 338 ▪ Framing completed on 1 building and underway on 2 of the buildings ▪ To date we are on budget and on - time Nashville, TN $73,263,000 $10,447,791 402 ▪ Land has been cleared and site work has commenced Development Opportunities Superior Locations with Limited New Supply PAGE 16 ▪ Pursue Class A / A+ new construction in emerging Southeast US markets ▪ Willing to provide at least 50% of the required equity ▪ Garden style or mid - rise construction ▪ Targeting unlevered stabilized return of at least 7% CURRENT DEVELOPMENT PROJECTS Location Estimated Development Cost Capital Drawn Planned Units Status Canalside Sola, Columbia SC (rendering) Bells Bluff, Nashville, TN (rendering) Source: Company 10K for period ended September 30, 2017

Value - Add Case Study: Houston Portfolio Houston, TX PAGE 17 ▪ 3 class B multi - family properties located in Humble, TX and Pasadena, TX ▪ Built in 1982,1983,1984 ▪ 564 units PROPERTY DESCRIPTION ▪ Purchased for $22.66mm, or $40,177, per unit, in October 2013 ▪ Blended acquisition cap rate of 6.44% (based on year 1 projection and total cost) ▪ Capex budget of $1.2mm, or $2,100 per unit ACQUISITION DATA ▪ Upgraded interior units with new refrigerators, range/ovens, and dishwashers as well as new flooring in select units ▪ Upgraded a majority of the units while providing upside to the next buyer with future renovations plans VALUE ADD UPGRADES Before Renovation After Renovation Property Ashwood Meadowbrook Parkside Average Cost Per Unit $2,638 $2,593 $2,886 Average Monthly Rent Increase $83 $96 $86 ROI 38% 45% 36% VALUE ADD PROGRAM RETURN ON INVESTMENT NOI CAGR over Hold Period 18% 13% 16%

Development Case Study Greenville, SC PAGE 18 PROPERTY DESCRIPTION ▪ Brand new construction in downtown Greenville market ▪ 360 unit mid - rise mixed use apartment complex ▪ Built in 2016 ACQUISITION DATA ▪ Purchased land for $7mm in January 2014 ▪ Development budget of $51.5mm, or $143,000 per unit DEVELOPMENT ▪ Development was completed on time and budget ▪ Property was sold at the end of lease - up ▪ Oversaturation of Greenville market at time of sale. Provided opportunity to recycle capital effectively. RETURN ON INVESTMENT ▪ Property sold in October 2016 for $68mm or $188,888 per unit ▪ Net IRR of 27% to BRT

Well Laddered Debt Maturities PAGE 19 ▪ Weighted average rate on property debt is 4.03% with a weighted averaged remaining term to maturity of 6.9 years (1) ▪ Attractive corporate level subordinated notes bear interest at the rate of 3M LIBOR+ 200bps and mature in 2036. Current rate is 3.31% DEBT MATURITY SCHEDULE | Note: All data as of 9/30/2017 [1] Weighted by outstanding mortgage balance $35.0 $59.9 $61.9 $22.3 $40.4 $484.7 $37.4 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2018 2019 2020 2021 2022 Thereafter Mortgage Debt Subordinated Notes $522.1

Investment Highlights PAGE 20 Strong Growth Opportunity Proven Management with Close Alignment of Interests Differentiated Strategy Stable Portfolio and Robust Pipeline